SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 8, 2004
                               (October 7, 2004)


                              RITE AID CORPORATION
 _____________________________________________________________________________
             (Exact name of registrant as specified in its charter)




   Delaware                            1-5742                   23-1614034
______________________________________________________________________________
(State or Other Jurisdiction        (Commission                (IRS Employer
  of Incorporation)                 File Number)             Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                           17011
______________________________________________________________________________
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:         (717) 761-2633
_________________________________________________________


                                      None
 _____________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)

On October 8, 2004, we announced that Michael A. Friedman, MD has been elected to our Board of Directors, effective as of October 7, 2004. There was no arrangement or understanding pursuant to which Dr. Friedman was elected as a director, and there are no related party transactions between us and Dr. Friedman. Dr. Friedman will initially not serve as a member of any committee of our Board of Directors. Dr. Friedman's term will expire at our annual meeting in June 2005.

The press release issued on October 8, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Registrant's Press Release, dated October 8, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RITE AID CORPORATION





Dated: October 8, 2004                     By: /s/Robert B. Sari
                                              ________________________________
                                           Name:  Robert B. Sari
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

                                 EXHIBIT INDEX



Exhibit No.       Description

 99.1                    Registrant's Press Release dated October 8, 2004.